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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JUNE 5, 2000

                         TOREADOR RESOURCES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                                     0-2517
       (STATE OF INCORPORATION)                   (COMMISSION FILE NO.)

                                   75-0991164
                       (IRS EMPLOYER IDENTIFICATION NO.)

                           4809 COLE AVENUE, SUITE 108
                               DALLAS, TEXAS 75205
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 559-3933





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ITEM 5. OTHER EVENTS

        On June 5, 2000, Toreador Royalty Corporation (the "Company") changed its name from "Toreador Royalty Corporation" to "Toreador Resources Corporation" by merging a wholly-owned subsidiary of the Company with and into the Company pursuant to Section 253 of the Delaware General Corporation law. A copy of the Certificate of Ownership and Merger, which was filed with the Secretary of State of the State of Delaware to effect the name change, is attached hereto as
Exhibit 2.1. The sole purpose and effect of the merger was to change the name of the Company to Toreador Resources Corporation. The Company continues to be listed on the Nasdaq National Market under the symbol "TRGL."

        A copy of the press release issued by the Company announcing, among other things, the name change, dated as of June 1, 2000, is attached hereto as
Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

2.1     -       Certificate of Ownership and Merger merging Toreador Resources
                Corporation into Toreador Royalty Corporation.

99.1    -       Press Release dated June 1, 2000, announcing the change of the corporation name of the Company to Toreador Resources
                Corporation.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TOREADOR ENTERPRISE CORPORATION


Date:  June 5, 2000                 By:      /s/ G. Thomas Graves III
                                       ----------------------------------
                                    Name:  G. Thomas Graves III
                                    Title:  President and Chief Executive
                                            Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     -----------
2.1     -       Certificate of Ownership and Merger merging Toreador Resources
                Corporation into Toreador Royalty Corporation.

99.1    -       Press Release dated June 1, 2000, announcing the change of the corporation name of the Company to Toreador Resources
                Corporation.